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                    U.S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  July 28, 2000



                       KAISER GROUP INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


           Delaware        File No. 1-12248           54-1437073
        (State or other    (Commission File         (IRS Employer
        jurisdiction of        Number)           Identification No.)
         incorporation)


                               9300 Lee Highway
                         Fairfax, Virginia  22031-1207
         (Address of principal executive offices, including zip code)


                                 703-934-3600
             (Registrant's telephone number, including area code)




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Item 5.    Other events
           ------------


  In a press release dated July 28, 2000, Kaiser Group International, Inc. announced that it has completed the sale of its infrastructure and facilities business unit to Earth Tech Holdings, Inc., a unit of Tyco International, Ltd. A copy of this one-page press release is attached to this Report on Form 8-K as
Exhibit 99(a).


Item 7.  Financial Statements and Exhibits
         ---------------------------------

Exhibit 99(a) - Press Release



                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                      KAISER GROUP INTERNATIONAL, INC.
                                      (Registrant)


                                      /s/ Timothy P. O'Connor
                                      -----------------------
                                      Timothy P. O'Connor
                                      Executive Vice President,
                                      Chief Financial Officer
                                      and Chief Administrative Officer



Date:  July 31, 2000